                                                                                                     Execution Copy
                                        ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS  ASSIGNMENT AND  ASSUMPTION  AGREEMENT,  dated July 1, 2006,  between DLJ Mortgage  Capital,  Inc., a
Delaware  corporation  ("Assignor"),  and  Credit  Suisse  First  Boston  Mortgage  Securities  Corp.,  a  Delaware
corporation ("Assignee"):

         For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable  consideration  the receipt and  sufficiency  of which hereby are  acknowledged,  and of the mutual  covenants  herein  contained,  the parties hereto hereby agree as follows:

1.       The Assignor  hereby  grants,  transfers  and assigns to Assignee all of the right,  title and interest of
Assignor,  as Purchaser,  in, to and under (a) those certain  Mortgage  Loans listed on Exhibit A  attached  hereto
(the "Mortgage  Loans") and (b) those certain  agreements  listed on Exhibit B  attached hereto (the  "Agreements")
with respect to the Mortgage Loans.

         The  Assignor  specifically  reserves  and does not assign to the  Assignee  hereunder  any and all right, title and  interest  in, to and under and all  obligations  of the  Assignor  with  respect to any  mortgage  loans subject to the Agreements  which are not the Mortgage Loans set forth on Exhibit A  attached hereto and are not the subject of this Assignment and Assumption Agreement.

2.       The Assignor warrants and represents to, and covenants with, the Assignee that:

(a)      The  Assignor  is the lawful  owner of the  Mortgage  Loans with the full right to transfer  the  Mortgage
Loans free from any and all claims and encumbrances whatsoever;

(b)      The Assignor has not received  notice or, and has no  knowledge  of, any offsets,  counterclaims  or other defenses with respect to the Agreements or the Mortgage Loans;

(c)      The  Assignor  has not  waived  or agreed  to any  waiver  under,  or  agreed  to any  amendment  or other modification of, the Agreements or the Mortgage Loans,  including without  limitation the transfer of the servicing obligations  under the  Agreements.  The Assignor has no knowledge of, and has not received  notice of, any waivers under or amendments or other  modifications  of, or assignments of rights or obligations  under or defaults  under, the Agreements, or the Mortgage Loans; and

(d)      Neither  the  Assignor  nor  anyone  acting on its  behalf  has  offered,  transferred,  pledged,  sold or otherwise  disposed of the Mortgage Loans,  any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Mortgage Loans,  any interest in the Mortgage  Loans or any other similar  security from, or otherwise  approached or negotiated  with respect to the Mortgage  Loans,  any interest in the Mortgage  Loans or any other  similar  security  with,  any person in any manner,  or made by general  solicitation  by means of general  advertising  or in any other  manner,  or taken any other action which would  constitute a  distribution  of the Mortgage  Loans under the  Securities Act of 1933 (the
"1933 Act") or which would render the  disposition  of the Mortgage  Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

3.       The Assignee warrants and represents to, and covenants with, the Assignor that:

(a)      The Assignee is a corporation  duly  organized,  validly  existing and in good standing  under the laws of the  jurisdiction of its  incorporation,  and has all requisite  corporate power and authority to acquire,  own and purchase the Mortgage Loans;

(b)      The  Assignee  has full  corporate  power and  authority  to  execute,  deliver  and  perform  under  this
Assignment  and  Assumption  Agreement,  and to  consummate  the  transactions  set forth  herein.  The  execution, delivery and performance of the Assignee of this Assignment and Assumption  Agreement,  and the  consummation by it of the  transactions  contemplated  hereby,  have been duly  authorized  by all necessary  corporate  action of the
Assignee.  This  Assignment  and  Assumption  Agreement  has been duly  executed and  delivered by the Assignee and constitutes  the valid and  legally  binding  obligation  of the  Assignee  enforceable  against  the  Assignee  in accordance with its respective terms;

(c)      To the best of  Assignee's  knowledge,  no  material  consent,  approval,  order or  authorization  of, or declaration,  filing or  registration  with,  any  governmental  entity is  required  to be obtained or made by the
Assignee in  connection  with the  execution,  delivery or  performance  by the  Assignee  of this  Assignment  and
Assumption Agreement, or the consummation by it of the transactions contemplated hereby;

(d)      The Assignee  agrees to be bound,  as  Purchaser,  by all of the terms,  covenants  and  conditions of the
Agreements  and the Mortgage  Loans,  and from and after the date hereof,  the Assignee  assumes for the benefit of the Assignor all of the Assignor's obligations as Purchaser thereunder, with respect to the Mortgage Loans;

(e)      The  Assignee  understands  that the  Mortgage  Loans have not been  registered  under the 1933 Act or the securities laws of any state;

(f)      The purchase  price being paid by the  Assignee  for the Mortgage  Loans is in excess of $250,000 and will be paid by cash remittance of the full purchase price within sixty (60) days of the sale;

(g)      The  Assignee is  acquiring  the Mortgage  Loans for  investment  for its own account only and not for any other person;

(h)      The Assignee considers itself a substantial,  sophisticated  institutional  investor having such knowledge and financial and business  matters that it is capable of evaluating  the merits and the risks of investment in the
Mortgage Loans;

(i)      The Assignee has been  furnished with all  information  regarding the Mortgage Loans that it has requested from the Assignor;

(j)      Neither  the  Assignee  nor  anyone  acting on its  behalf  has  offered,  transferred,  pledged,  sold or otherwise  disposed of the Mortgage Loans,  an interest in the Mortgage Loans or any other similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Mortgage Loans,  any interest in the Mortgage  Loans or any other similar  security from, or otherwise  approached or negotiated  with respect to the Mortgage  Loans,  any interest in the Mortgage  Loans or any other  similar  security  with,  any person in any manner,  or made any general  solicitation  by means of general  advertising  or in any other manner,  or taken any other action which would  constitute a distribution  of the Mortgage Loans under the 1933 Act or which would render the  disposition  of the Mortgage Loans a violation of Section 5 of the 1933 Act or require  registration  pursuant thereto,  nor will it act,  nor has it  authorized  or will it  authorize  any person to act,  in such  manner with respect to the Mortgage Loans; and

(k)      Either:  (1) the Assignee is not an employee  benefit plan ("Plan")  within the meaning of section 3(3) of the Employee  Retirement  Income  Security Act of 1974,  as amended  ("ERISA") or a plan (also  "Plan")  within the meaning of Section  4975(e)(1) of the Internal Revenue Code of 1986, as amended  ("Code"),  and the Assignee is not directly or indirectly  purchasing the Mortgage Loans on behalf of,  investment  manager of, as named fiduciary of, as Trustee of, or with assets of, a Plan; or (2) the  Assignee's  purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or Section 4975 of the Code.

                                       [SIGNATURES BEGIN ON FOLLOWING PAGE]

         IN WITNESS  WHEREOF,  the parties have caused this  Assignment and Assumption to be executed by their duly authorized officers as of the date first above written.

DLJ MORTGAGE CAPITAL, INC.,                                  CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
as Assignor                                                  as Assignee

By: _______________________________________________           By: _______________________________________________
    Name:                                                         Name:
    Title:                                                        Title:

Taxpayer Identification Number: 13-3460798                   Taxpayer Identification Number: 13-3460894

                                                     EXHIBIT A

                                              Mortgage Loan Schedule

                          [Attached as Schedule I to the Pooling and Servicing Agreement]

                                                     EXHIBIT B

                                                List of Agreements

                                 [On file with Orrick, Herrington & Sutcliffe LLP]